Exhibit 32.2

STATEMENT OF CHIEF FINANCIAL OFFICER

OF INDUS INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Indus International, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Gilbert, Vice President of Finance, acting and performing as principal financial officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT W. GILBERT

Robert W. Gilbert
Vice President of Finance
(Acting and Performing as the Principal Financial Officer)

June 14, 2004

STATEMENT OF CHIEF FINANCIAL OFFICER

OF INDUS INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SS. 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Indus International, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Weber, Vice President and Controller, acting and performing as principal accounting officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD WEBER

Richard Weber
Vice President and Controller
(Acting and Performing as the Principal Accounting Officer)

June 14, 2004